                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:



[ ]   Preliminary Proxy Statement


[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)


[X]   Definitive Proxy Statement


[ ]   Definitive Additional Materials


[ ]   Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                        1838 Bond-Debenture Trading Fund
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        1838 Bond-Debenture Trading Fund
- -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2), or
      Item 22(a)(2) of Schedule 14A.


[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)


[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

      5)    Total fee paid:

            -------------------------------------------------------------------

[ ]   Fee   paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
                                   --------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
                                                         ----------------------

      3)    Filing Party:
                         ------------------------------------------------------

      4)    Date Filed:
                       --------------------------------------------------------

                        1838 Bond-Debenture Trading Fund

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 20, 1996

                        --------------------------------


                                                            Radnor, Pennsylvania
                                                                    May 20, 1996

TO THE SHAREHOLDERS OF
      1838 BOND-DEBENTURE TRADING FUND:

      The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on June 20, 1996 at 8:00 a.m., at the Fund's executive offices, Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania, 19087, for the following purposes:

                  (1)  the election of six directors;

                  (2) to ratify or reject the selection of independent accountants made by the Board of Directors for the year ending March 31, 1997;

                  (3) to transact such other business as may properly come before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 7, 1996 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                               ANNA M. BENCROWSKY
                                    Secretary

- --------------------------------------------------------------------------------
|                            YOUR VOTE IS IMPORTANT                            |
|           NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.            |
|                                                                              |
|     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD,     |
| DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR    |
| YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN     |
| ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION,   |
| WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. THE PROXY IS         |
| REVOCABLE AT ANY TIME PRIOR TO ITS USE.                                      |
- --------------------------------------------------------------------------------

                        1838 Bond-Debenture Trading Fund



                    Five Radnor Corporate Center, Suite 320,
                 100 Matsonford Road, Radnor, Pennsylvania 19087

                                 PROXY STATEMENT

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 1996

      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, on June 20, 1996 at 8:00 a.m. Proxies may be solicited by mail, telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This statement is expected to be distributed to shareholders on or about May 20, 1996.

      THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT ACCOUNTANTS AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

      On May 7, 1996, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 3,668,407 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

      The affirmative vote of more than 50% of the shares voted at the Annual Meeting, assuming a quorum is present, is required for the election of Directors (Proposal 1) and for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants of the Fund (Proposal 2). Abstentions will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

      The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended March 31, 1996 to any shareholder requesting such report. Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 1-800-232-1838.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      Six directors are to be elected at the Annual Meeting as the entire Board of Directors, to hold office until the next annual meeting and until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently directors of the Fund, whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

      Certain information regarding each of the nominees as well as the current executive officers of the Fund is set forth below.

Nominees for Directors


                                                                               Year First      Shares Owned     Percent Owned
     Name and Position                  Principal Occupation                     Became      Beneficially****    Beneficially
         with Fund                        for Past 5 Years             Age      Director        May 7, 1996       May 7, 1996
         ---------                        ----------------             ---      --------        -----------       -----------

W. Thacher Brown*             President and Director of 1838           48         1988             4,000             ****
      Director                Investment Advisors, Inc., an
                              employee of 1838 Investment
                              Advisors, L.P. and Director of
                              Airgas Inc. and Harleysville Mutual
                              Insurance Company; President,
                              Chairman and Trustee of 1838
                              Investment Advisors Funds;
                              Chartered Financial Analyst.

John Gilray Christy           Chairman of Chestnut Capital             63         1983             3,750             ****
      Director                Corporation; Director of Echo Bay
                              Mines, Ltd., First Union Banks
                              Advisory Boards for Philadelphia
                              and New Jersey, The Philadelphia
                              Contributorship for the Insurance of
                              Houses from Loss by Fire and
                              Chairman of Foreign Policy
                              Research Institute; Former Chairman
                              of the Board and Chief Executive
                              Officer of IU International
                              Corporation.

John H. Donaldson**           President of the Fund and an             42         1991             1,185             ****
      Director and            employee of 1838 Investment
      President               Advisors, L.P.; Former Director and
                              Secretary of Financial Analysts of
                              Philadelphia Inc.; Chartered
                              Financial Analyst

                                                                               Year First      Shares Owned     Percent Owned
     Name and Position                  Principal Occupation                     Became      Beneficially****    Beneficially
         with Fund                        for Past 5 Years             Age      Director        May 7, 1996       May 7, 1996
         ---------                        ----------------             ---      --------        -----------       -----------

Morris Lloyd, Jr.             Former Director, President,              58         1989              162              ****
      Director                Treasurer and Chief Executive
                              Officer of The Philadelphia
                              Contributionship for the Insurance of
                              Houses from Loss by Fire; Director,
                              Chairman and Chief Executive
                              Officer of Vector Security, Inc.;
                              Director and Chairman of Franklin
                              Agency, Inc.;

John J. McElroy, III*         Treasurer and Director of 1838           65         1971***          4,000             ****
      Director                Investment Advisors, Inc. and an
                              employee of 1838 Investment
                              Advisors, L.P.

J. Lawrence Shane             Director of CoreStates Bank, N.A.;       61         1974              507              ****
      Director                Vice Chairman of the Board of The
                              Philadelphia Orchestra; Board
                              member and Treasurer of Crozier-
                              Keystone Health System; Vice
                              Chairman of the Board of Managers
                              of Swarthmore College; Former
                              Vice Chairman of Scott Paper
                              Company; Former Director of The
                              Philadelphia National Bank.



Directors and Officers

                                                                                             Principal                Shares Owned
                                                                                            Occupation              Beneficially****
           Name                 Position with Fund        Age          Position Since      or Employment               May 7, 1996
           ----                 ------------------        ---          --------------      -------------               -----------
W. Thacher Brown*                  Director               48                1988         See "Nominees for             See Page 2
                                                                                         Directors"

John Gilray Christy                Director               63                1983         See "Nominees for             See Page 2
                                                                                         Directors"

John H. Donaldson**                President and          42                1990         See "Nominees for             See Page 2
                                   Director                                 1991         Directors"

Morris Lloyd, Jr.                  Director               58                1989         See "Nominees for             See Page 3
                                                                                         Directors"

John J. McElroy, III*              Director               65                1971***      See "Nominees for             See Page 3
                                                                                         Directors"

J. Lawrence Shane                  Director               61                1974         See "Nominees for             See Page 3
                                                                                         Directors"

Kevin D. Barry                     Vice President         36                1988         Principal - Portfolio              0
                                                                                         Manager, 1838 Investment
                                                                                         Advisors, L.P.; Chartered
                                                                                         Financial Analyst.

                                                                                            Principal                Shares Owned
                                                                                            Occupation              Beneficially****
           Name                 Position with Fund        Age          Position Since      or Employment               May 7, 1996
           ----                 ------------------        ---          --------------      -------------               -----------

Anna M. Bencrowsky                 Vice President         45                1990         Associate -                        220
                                   and Secretary                            1988         Operations/Mutual Funds
                                                                                         Administration Manager, 1838
                                                                                         Investment Advisors, L.P.;
                                                                                         Vice President, Treasurer
                                                                                         and Secretary of the 1838
                                                                                         Investment Advisors Funds.

Marcia Zercoe                      Vice President         36                1996         Principal - Head of Fixed          0
                                                                                         Income, 1838 Investment
                                                                                         Income, 1838 Investment
                                                                                         Advisors, L.P.; 9/94 -
                                                                                         11/95 - Vice President -
                                                                                         Head of Fixed Income,
                                                                                         FNB Maryland; 9/88 -
                                                                                         9/94 - Vice President -
                                                                                         Head of Fixed Income,
                                                                                         Provident Capital
                                                                                         Management, Philadelphia

- ------------------
      *      An "interested person" (as defined in the Investment Company Act of
             1940) of the Fund because he is an officer, director and owns shares of the general partner of the Fund's investment adviser, is an employee of the Fund's investment adviser and is a director of the Fund.

      **     An "interested person" (as defined in the Investment Company Act of
             1940) of the Fund because he owns shares of the general partner of the Fund's investment adviser, is an employee of the Fund's investment adviser and is an officer and director of the Fund.

      *** Mr. McElroy resigned as a director of the Fund in 1983 and was re-elected as a director of the Fund in 1988.

      **** Shares owned beneficially by the directors and executive officers as a group amounted to less than 1% of the Fund's outstanding shares. Of Mr. Christy's 3,750 shares, 3,500 are owned by his wife. Of Mr. Donaldson's 1,185 shares, 885 shares are held by his wife for the benefit of their minor child.

      The Board of Directors of the Fund held five regular meetings during the Fund's fiscal year ended March 31, 1996. Each of the directors, except Mr. Christy, attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he was a member. The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. The Audit Committee met once during the fiscal year ended March 31, 1996. The Board does not at present have a nominating or compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,500 per quarter in addition to $500 for each meeting of the Board and $500 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $27,000 for the fiscal year ended March 31, 1996.

      As of May 7, 1996, directors and executive officers (9 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares on that date.

      The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended March 31, 1996 is set forth in the compensation table below. Mr. Thacher Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Funds, a registered investment company advised by 1838 Investment Advisors, L.P. (collectively, the "Fund Complex"). Mr. Brown receives no direct compensation for his services on either Board. None of the other directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.


                                                                              Total Compensation     Numbers of Funds
                                 Aggregate         Pension or Retirement      From Fund and Fund      in Fund Complex
      Name of Person and       Compensation          Benefits Accrued           Complex Paid to        on which each
      Position with Fund       from the Fund     as Part of Fund Expenses          Directors          Director Serves
      ------------------       -------------     ------------------------          ---------          ---------------

W. Thacher Brown*
   Director                       $    0                    $0                      $    0                   2

John Gilray Christy
   Director                       $9,000                    $0                      $9,000                   1

John H. Donaldson*
   President and Director         $    0                    $0                      $    0                   1

Morris Lloyd, Jr.
   Director                       $9,000                    $0                      $9,000                   1

John J. McElroy, III*
   Director                       $    0                    $0                      $    0                   1

J. Lawrence Shane
   Director                       $9,000                    $0                      $9,000                   1


* "Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                          RATIFICATION OR REJECTION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (Proposal 2)

      Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania, independent accountants for the Fund, has examined the Fund's financial statements for the fiscal year ended March 31, 1996, and in connection therewith has reported on the financial statements of the Fund, prepared the Fund's tax returns and reviewed certain filings of the Fund with the Securities and Exchange Commission. Coopers & Lybrand L.L.P. has not performed any other services for the Fund. The Audit committee of the Board of Directors met on May 6, 1996 and recommended the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending March 31, 1997. At a meeting held on May 6, 1996, the Board of Directors, including a majority of those directors who are not "interested persons" of the Fund, after considering the recommendation of the Audit Committee, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the year ending March 31, 1997. Under the Investment Company Act of 1940, such selection must be submitted to shareholders for ratification or rejection at the Annual Meeting.

      A representative of Coopers & Lybrand L.L.P. is expected to be available by telephone during the course of the meeting and will have the opportunity to respond to appropriate questions from shareholders and to make such statements as desired.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                             ADDITIONAL INFORMATION

      1838 Investment Advisors, L.P. (the "Adviser"), with offices at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated July 20, 1988. The Adviser is a Delaware limited partnership formed on July 20, 1988. 1838 Investment Advisors, Inc. ("1838 Inc."), a Delaware corporation with offices at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, Pennsylvania 19087, has a 74.6% partnership interest in the Adviser as the sole general partner. 1838 Inc.'s only business is as the Adviser's general partner.

      MeesPierson Capital Management, Inc. ("MPCM") is a 24.9% limited partner of the Adviser, and is an indirect wholly owned subsidiary of MeesPierson N.V. MPCM, located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087, has entered into a purchase agreement with the Adviser and 1838 Inc. whereby MPCM has the option to purchase from 1838 Inc. a limited partnership interest representing an additional 5.1% of the Adviser. Under the terms of the purchase agreement, MPCM may not exercise its option before December 31, 1998. W. Thacher Brown, a director of the Fund, has a 0.5% partnership interest in the Adviser.

      Mr. Brown is also an employee of the Adviser and is President, a director and a shareholder of 1838 Inc. Mr. John McElroy, III, a director of the Fund, is an employee of the Adviser and is Treasurer, a director and a shareholder of 1838 Inc. Mr. John Donaldson, a director and the President of the Fund, is an employee of the Adviser and a shareholder of 1838 Inc. Mr. Donaldson participates in a profit sharing plan with the Adviser. On January 1, 1996, Mr. McElroy sold 800 shares of 1838 Inc. at $31.95 per share. At May 7, 1996, Messrs. Brown, McElroy and Donaldson held 39.3%, 17.1% and 2.5%, respectively, of the outstanding shares of 1838 Inc.

      Rodney Square Management Corporation, 1100 North Market Street, Wilmington, Delaware 19890-0001, serves as the Fund's administrator.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 7, 1996, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund, and all directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding voting shares of the Fund.

                              SHAREHOLDER PROPOSALS

      Proposals intended to be presented by shareholders for consideration at the 1997 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than January 22, 1997 in order to be included in the proxy statement for that meeting.

                                  OPEN MATTERS

      The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                              Anna M. Bencrowsky
                                                                       Secretary
Dated: May 20, 1996                             1838 Bond-Debenture Trading Fund

      IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       OF 1838 BOND-DEBENTURE TRADING FUND

                  The undersigned hereby appoints John H. Donaldson, W. Thacher Brown and John J. McElroy, III, and each of them attorneys, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on June 20, 1996 and any adjournments thereof and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

                  If more than one of said attorneys or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

                  ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN
ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

                  IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS AND WILL BE VOTED FOR ITEMS 2 AND 3.

- --------------
|            |
|            |
- --------------




Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS: FOR all nominees listed |_|     WITHHOLD AUTHORITY |_|
                          below (except as indicated      to vote for all
                          to the contrary below)          nominees listed below

  W. Thacher Brown, John Gilray Christy, John H. Donaldson, Morris Lloyd, Jr.,
                   John J. McElroy, III, and J. Lawrence Shane

INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- --------------------------------------------------------------------------------


2. Proposal to ratify the selection of Coopers & Lybrand L.L.P. as Independent accountants for the Fund for the year ending March 31, 1997.

   FOR  |_|          AGAINST  |_|     ABSTAIN  |_|

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                Dated:____________________________________, 1996

                                ------------------------------------------------

                                ------------------------------------------------
                                Sign here exactly as name(s) appear on the left.